Exhibit 99.2

Knut Jensen:

Howard Lindzon is the founder and general partner at Social Leverage. All opinions expressed by Howard and podcast guests are solely their own opinions and do not reflect the opinion of Social Leverage or StockTwits. This podcast is for informational purposes only and should not be relied upon for decisions. Guests may maintain positions and securities discussed in this podcast.

Knut Jensen:

Howard. How are you, my man? Oh, not another silent moment. How are you?

Howard Lindzon:

I'm practicing like Howard Stern, these quiet moments.

Knut Jensen:

Oh, you're good at those. Don't worry.

Howard Lindzon:

By the way, I was listening to a podcast and I just, sometimes I can't hear me. I really need to go to pronunciation school.

Knut Jensen:

Yes, but don't worry, I take all those pauses out anyway.

Howard Lindzon:

You do do a good edit. I noticed that you do do a good editing job.

Knut Jensen:

Because I lose you for minutes at a time sometimes.

Howard Lindzon:

I'm bored already talking to you. Do we have a guest today?

Knut Jensen:

We have several. Actually two.

Howard Lindzon:

It's cold today.

Knut Jensen:

Well, good.

Howard Lindzon:

We are in the winter.

Knut Jensen:

Yes, Phoenix winter. They're horrible.

Howard Lindzon:

It's horrible. I wore two shirts, a layered thing golfing today. Golfed today.

Knut Jensen:

You did?

Howard Lindzon:

Scottsdale National.

Knut Jensen:

Holy moly.

Howard Lindzon:

It's beautiful, and guess what I did?

Knut Jensen:

Hole in one?

Howard Lindzon:

No. I've never had a hole in one. Have you?

Knut Jensen:

No, I had a hole in three once.

Howard Lindzon:

A hole in three. In celebration of today's show, guess what I bought.

Knut Jensen:

You bought a... Tell me.

Howard Lindzon:

I bought a Tesla. Tesla. Which model do you think I bought?

Knut Jensen:

The X?

Howard Lindzon:

Yeah, I bought the X, the truck, the sperm mobile, and I paid the 10 grand so it supposedly drives, it picks me up at the store.

Knut Jensen:

So you can now text and drive.

Howard Lindzon:

Not only can I text and drive, I can sleep. I can take an Ambien, take me golfing and show up. And so I'm really fascinated because everybody already knows this. I think I'm the last guy to buy a Tesla, so that's cool. This is the trend that I've completely missed because I'm not a car guy and I'm not a Tesla guy. I like the sound of cars.

Knut Jensen:

I know.

Howard Lindzon:

But I got a little bit of money and I wanted a new car because it's been awhile. Because I got COVID fever. I can't spend money. And so I went and... It's too easy to buy a car. They should be ashamed of themselves. I was expecting to go into a back room and someone sells me LoJack and some material that keeps pebbles off my car. Remember you go in the back room and a guy's smoking a cigar, he was like hard selling you. And he's printing for hours and hours and his slapping stuff down.

Knut Jensen:

I thought they handcuff you to the seat there. I know.

Howard Lindzon:

And he wants a Turtle Wax and what have you. Meanwhile, I go in a Tesla store and literally three minutes I had a car then.

Knut Jensen:

Amazing.

Howard Lindzon:

And for a $100, it's mine. No, I mean, I got to go back and yada yada, yada, but I wanted to check with you and go through all the doohickeys I got. And so today we have battery people on the show. There has been no hotter sector in 2020 and I'm totally missed this, than electric vehicles. And what makes an electric vehicle, Knut? The batteries.

Howard Lindzon:

We've got all this talk of hydrogen. I've been waiting because of the range. I need something that takes me Phoenix, San Diego. I'm not there, but I caved. I mean, and I want to be able to just point my car and wake up in San Diego, listen to a few podcasts, but we're not there yet. I think I'm going to have to stop somewhere at the risk of getting beat up at one of those stations on the way on the highway, but we're close. My friend is an investor in a company called Romeo. RMG is the ticker, and they just did a SPAC.

Knut Jensen:

Fantastic.

Howard Lindzon:

And we know it's a combination of electronic vehicles, SPAC batteries. And these guys are at the forefront of this.

Knut Jensen:

Love it.

Howard Lindzon:

They were good enough. My friend Doug hooked me up with the CEO and the SPACer, Bob Mancini. And we have the CEO of a Romeo here on the show as well. We got a threesome, threesome talking batteries. Could it be hotter than that? Let's patch in Bob and Lionel.

Knut Jensen:

And here's Bob.

Howard Lindzon:

Bob, welcome.

Bob Mancini:

Hey, Howard.

Howard Lindzon:

How are you?

Bob Mancini:

I'm doing great. Hey, listen-

Howard Lindzon:

Yes, sir.

Bob Mancini:

... one thing I want to make sure your listeners understand, that our ticker is RMG today, but after we close, which is going to be at the end of the month, the ticker is going to be RMO. But anyway, everything else is all good.

Howard Lindzon:

ROM for Romeo. It'll be New York Stock Exchange?

Bob Mancini:

New York Stock Exchange.

Howard Lindzon:

It's an exciting time. My audience is really fascinated by SPACs and obviously nothing has been more interesting than the battery and EV and Tesla and NIO and all of these companies, so we're going to talk about that. Let's patch Lionel in as well.

Knut Jensen:

Here, Lionel.

Lionel:

Hey.

Howard Lindzon:

Hey, Lionel.

Lionel:

How you doing, Howard?

Howard Lindzon:

You guys are at the forefront of everything happening in markets right now. We're watching Tessa, the short sellers hate it, Goldman just upgraded today. We're in December. We've had a year of... This has been the year. Like I told Knut, I bought a Tesla and I fancy myself a trend follower, but this is the latest I've ever entered a trend. This is not the beginning. I mean, it is the beginning. There's probably two out of 10 cars in North Scottsdale that I see when I'm biking that are Teslas, which is pretty fascinating. But after going and getting a car and seeing what's happening in China and seeing the interest in social media and YouTube and Twitter and StockTwits about cars and the batteries getting better and just the whole process, this is an exciting time.

Howard Lindzon:

Since Romeo is in the process of closing this deal, I thought it'd be great to have you on the show. I thank you both. Can you guys just give me, let's just, Bob, walk through how this whole process worked, first with the SPAC, and how this all works with Romeo and how you put this together.

Bob Mancini:

Sure. Howard, a SPAC is a special purpose acquisition company. Basically you go out, raise money in an IPO, which we did about a year and a half ago. We put the money into a trust and then we go out and look for a target or a deal. In this case, a company like Romeo, to merge with. We're a public company. We're listed on the New York Stock Exchange. The objective of the target is to become public by merging into us. It's an expedited way to take a private company public.

Howard Lindzon:

And is this the first time you've done it? I mean, I've had Chamath on, I'm friends with all the people doing SPACs. I know the Credit Suisse guys and the Barclay guys. Who were your bankers that did this?

Bob Mancini:

The bank that took us public was Deutsche Bank.

Howard Lindzon:

You used Deutsche Bank, got it.

Bob Mancini:

And then the advisors on the deal were Morgan Stanley for us, and when we did the merger, was Morgan Stanley and then Goldman for the company.

Howard Lindzon:

Now, is that true because it's Deutsche Bank that Trump owns a piece of the your SPAC?

Bob Mancini:

I have no comment.

Howard Lindzon:

I'm just kidding. And is this the first one you've done or you were ahead of the curve or is this something you've been doing for a while, now the curve caught up to you?

Bob Mancini:

Well, no, for me, it's my first SPAC, but one of my partners, it's his second SPAC, and so we put our investment track records together and this is where we came out with RMG.

Howard Lindzon:

And so a year and a half, you have two years, so were you getting... I mean, you can't talk, it's like Fight Club, you can't talk about what you want to buy. That's the whole trick of the SPAC. You got to put it together. It's a blind pool. You raise the money. I know how hard this is because I've done the process now three or four times and people think, oh, it's so easy and everybody's going to do it. Maybe you can, it is America, but this is not easy. Was this something that surprised you in its ease or surprised you on how hard it is? What's the biggest takeaway on SPACs that you can say now that you've done one and your partner's, your second one?

Bob Mancini:

No, it's a great question, Howard. You know what, it's relatively easy to raise the capital. It's difficult to find a good deal and it's really hard to find a great deal. And that's what we did in Romeo, we found a great deal.

Howard Lindzon:

Did you think it was going to be in the EV market when you did it, or did you have kind of a focus when you put this together with the banks? Was it at this category or was there a general idea for the spec or targeted?

Bob Mancini:

No, actually we started out looking in the industrials and the materials space.

Howard Lindzon:

Got it.

Bob Mancini:

And it was only after the Nikola deal was announced and debuted in the market that we started focusing on the electrification of the transportation industry.

Howard Lindzon:

Got it. How did you come to meet Romeo?

Bob Mancini:

Actually, one of my partners has a company called Riverside Management and one of his guys actually had a relationship with Romeo and introduced us to the company.

Howard Lindzon:

Now to Lionel. Lionel, when did you get involved in the company and how was Romeo different than most EV companies?

Lionel:

Thanks, Howard. Look, I got involved, I joined Romeo at the back end of 2016. It was actually my four year anniversary coming up. And how we're different, Howard, is we see ourselves as a leading edge battery technology company. And what we're all about, Howard, is bringing the electrification strategies and plans of our customers to life. In-house at Romeo, we have superior energy density. So long range, fast charging, you name it, under one roof, we have it for our customer. We go beyond the battery and ensure that our fleet managers or OEMs that partner with us, they get the most out of their vehicles, especially in the commercial vehicle industry.

Howard Lindzon:

And what makes the Romeo technology special?

Lionel:

Different pillars. Howard, under one roof, we have expertise in cell science, thermal engineering, structural engineering, battery management system, et cetera. What we pride ourselves on is having real expertise in all of those pillars, but we're-

PART 1 OF 4 ENDS [00:10:04]

Lionel:

... is having real expertise in all of those pillars. But we're crushing it on four real metrics, safety, reliability, energy density, and configurability.

Howard Lindzon:

When was the company founded?

Lionel:

The company was founded, actually, in the back end of 2015.

Howard Lindzon:

So it's really a young company to have such a large valuation. But you have customers, right? So you guys aren't ... It's not a zero-revenue spec deal.

Lionel:

Yeah, and that's important for your listener. I'm glad you asked that. We are not a pre-revenue company. We have 544 million in contracted backlog revenue, with another 2.2 billion under advance negotiation. So Howard, we've been delivering to our customers, and we deliver to our customers on a weekly basis, right now.

Howard Lindzon:

And can you talk about some of the customers?

Lionel:

Sure, definitely. Look, some of our customers span the large incumbent OEMs that cover 70% of the classic space, such as Daimler and PACCAR. And, of course, we've done some announcements with .... We have a large partnership with Nikola, large partnership with Lion Electric, as well as some other up-and-comers.

Howard Lindzon:

And so Tesla, is it kind of like Apple now that it has the M1? Is Tesla just locking everything down, and they are becoming like the Apple of cars? And that leaves Romeo and the rest of the world to ... You know, it's kind of like the Intel Inside, before M1. How do you see the landscape in a Tesla world, in a NIO world?

Lionel:

Sure. I see the landscape of exactly what you said. Intel inside, NVIDIA inside, Romeo Power inside. Howard, we call ourselves the nucleus of electrification, okay? So our solutions fit into any e-powertrain, and any integrator, any OEM, any fleet manager's needs. So how we see it in this, it's also a Romeo Power world, okay? There's enough space for all of us, but we're focused on the hard industries, which is the commercial vehicle. And that's where we're really winning, because we're the safest, we put the most capacity on wheel, and we're enabling the longest range and fastest charging, particularly in that industry.

Howard Lindzon:

By commercial, are you saying trucks?

Lionel:

Yes, trucks.

Howard Lindzon:

Okay. Where are we with trucks? I didn't know there were electric trucks on the road already.

Lionel:

Oh, definitely, definitely. Where are we with trucks? The ROI is getting better and penciling out day by day. In the short to medium-haul arena, we are going 200 to 250 miles. That pencils out rather easily. So we're supporting in the going longer range. At the top end of the range, in class 8, for example, our solutions are going 360 miles on a single charge, and we're marching towards the 500-plus mile arena on a single charge.

Howard Lindzon:

I ride on weekends here in North [Scottsdale 00:12:40] and I see Amazons on Sunday driving around. Is that who eventually ... also all the FedExes and UPS and Amazons, is that considered commercial in your mind?

Lionel:

Yeah, that's considered commercial, and honestly, that's really possible. Look, as part of our partnership that we announced with Lion Electric a couple of weeks ago, one of their customers is Amazon. So it's possible that, as they deliver to Amazon, and we start integrating our batteries from a mass production standpoint, our Romeo Power trucks could be in the hands of Amazon.

Howard Lindzon:

Before the spec, how much did you guys raise? It was venture capital then, so how much did you guys raise?

Lionel:

We raised a total of more than 100 million since inception.

Howard Lindzon:

In Silicon Valley money or global money?

Lionel:

Well, from the New York-Silicon Valley combination, and our founder.

Howard Lindzon:

And I guess it's like an engineering company in many ways. Or how would you frame Romeo as?

Lionel:

We're an electrification enabler, Howard. So not only do we design, we also produce, okay? That's very important for us. We design, we build, we ship, we test, we break in-house before shipping it. So, we're an electrification enabler. That's who we are.

Howard Lindzon:

And this is all done out of the California office and facility?

Lionel:

Yes, this is done in our California facility. We have 113,000 square feet, 7 gigawatt-hours of capable production under one roof. But we have some great partnerships, such as with BorgWarner, where we have access to their facilities throughout North America, Europe, and Asia to enable growth at a low investment.

Howard Lindzon:

 As CEO of someone in this space ... Sorry to leave Bob out of this conversation, but he's the money guy, and nobody cares. I'm just kidding, Bob. Everybody loves Bob Mancini.

Bob Mancini:

Hey, listen, no offense taken. Lionel's the star of the show. I know that.

Howard Lindzon:

He is. Sorry. So, seeing that Elon Musk ... It's amazing. I mean, this guy, he's not even talking about ... He's fighting with everybody in California. He's talking about space. Meanwhile, Tesla's like the seventh largest company in the world, and this guy's on Twitter farting around in space, and blowing up the canopy for everybody else, in a good way. So, are you a cheerleader of everything that he does, even though he's not a customer?

Lionel:

Well, I think it's important to point out ... So, I worked at SpaceX. I worked at Elon Musk's space company. Of course I'm a fan of what he's doing, but I like to say it this way. Elon is helping solve the problems on earth and in space, and Romeo's right alongside him pushing for that, right? This is all about green energy accessibility to all, and transitioning to a more sustainable world. So yes, I'm not going to say I agree with all his methods and delivery, but full respect, and I learned a lot while working at SpaceX.

Howard Lindzon:

And SpaceX, people can't get enough. My smartest friends can't get enough of buying the stock in secondary markets. You obviously worked at SpaceX. What is it ... Space doesn't interest me. I mean, Jesus Christ, I want to breathe and live. There's a million ways to die on earth, so why would I want to go on a spaceship? And I'm Jewish, so full disclosure, we're scared to leave our house. What drives a young guy to go work at SpaceX? Because we don't even know what that is. Tell me what got you involved and excited about space.

Lionel:

Well, it's actually more the reason I came to Romeo, Howard. It's energy. My entire career has been spent in energy. I grew up in the United States Virgin Islands, St. Thomas, where electricity is off 18 hours a day, even as I speak to you here today, and we fly the US flag, okay? So what got me interested is understanding the best ways to make the most energy-efficient product, which, even though you don't know anything about space, to get that rocket up takes a lot of engineering and energy efficiency. So that's what led me to SpaceX.

Lionel:

But what led me to Romeo is just our mission to advance energy technology, and really trying to solve the problem on earth. So it's the same thing. Just trying to put the most energy-efficient green products on the road, or in the air, or on the water.

Howard Lindzon:

Did you get recruited, or did you know about Romeo?

Lionel:

Yeah, so I got kind of recruited. I worked with some of the early employees at Romeo at SpaceX. Howard, it's kind of funny. Back in 2016, I visited this little shack, if you will, in between a boxing ring and a candle shop in Santa Monica. It was 30 of us. And when I looked at the product that was presented to me in terms of the early prototypes, it was unlike anything I've ever seen in my career. And I mean, I've been at innovative companies. General Electric, SpaceX, et cetera. So that's what really led me to join Romeo.

Howard Lindzon:

Okay, this is cool, because I think ... You know, there's a lot of fun made of the last era, you know, the Facebook, Twitter eras, like we wanted spaceships and we got, whatever, 140 characters. You know, and it is funny. And then behind the scenes, when everybody's making fun of Facebook wrecking the world, and we have all this money in Silicon Valley and we have all this money printing, and then quietly, 2020 has been about two of the most ... You know, COVID, obviously, a horrendous year medical-wise, but it's also, with the vaccines and the speed of vaccines, we're seeing how technology wasn't just frittered away on Twitter and Facebook, right? We're a year into this, and we have vaccines coming out.

Howard Lindzon:

And you know, we hated the banks, and sure enough, Bitcoin's back at all-time highs. So even though the banks are still with us, we have Bitcoin at an all-time high, and we have SPACs, like Bob and creative people doing SPACs, to help companies like Romeo get public. So, we have this, oh, you know, Facebook wrecked democracy, America's fighting, COVID, and then quietly NASDAQ breaks 10,000, and here we are in December, and Tesla's the fifth, seventh largest company in the world. And NIO and Nikola and Fisker and Romeo, and problems were getting solved by guys like you.

Howard Lindzon:

I mean, I wouldn't have known. If someone in 2015 had shown me a battery company ... And again, I don't focus on that as a venture capitalist ... and then I showed up and see like a little hut, there's no way I'm going to do this. So, money is not fully being frittered, and I don't think people fully around the world get the power of what Musk actually did, because going into that story yesterday and getting that experience ... It wasn't just about the technology, it was about the process that took all the paperwork and headache out of buying a car. The success we're seeing is because the world is actually making this move, so it's kind of exciting. I mean, I guess it's got to be exciting for you to watch.

Lionel:

No, no, no, no, we're not watching. We're in it. We're driving that forward, Howard.

Howard Lindzon:

Yeah, I mean, you're in it, yeah.

Lionel:

Yeah. So, two things I'll tell you. First, about the software. That is critical, even in our business. That's really one of our biggest secret sauces, Howard. Our software suite is as important, or even more important, than the hardware, because the things we're helping the fleet managers with, such as what vehicles to deploy-

PART 2 OF 4 ENDS [00:20:04]

Lionel:

... fleet managers, such as what vehicles to deploy, what routes to take, when to charge. That's the literally going to translate into millions of dollars of savings per year.

Lionel:

But onto your second point, which I am so happy you brought it. First, I got to commend you again. What you're doing with stock trades on your platform is you're enabling a lot of people to invest and get in on the future, on the next wave.

Lionel:

And the second thing I'll tell you is, which we employ at Romeo as well, look, Howard, that experience you just went through is going back to what we call first principles. I learned this at SpaceX. The first principles is simply understanding anything you're doing, down to the raw material level, down to the most seemingly minute detail, and then breaking the heck out of it. So that's why you had that great five-minute experience of buying a car. And that's the way that we look at every problem. So we don't say can't, we don't say impossible. We say impossible is not in, especially at Romeo Power. But I learned that mantra from working at SpaceX, actually. So that's what you're experiencing firsthand, and that's what our customers at Romeo Power are experiencing as well.

Howard Lindzon:

And so if this is a global phenomenon, you have a facility in California, obviously you're going to have to do some pipes. I'll talk to Bob about this, but how do you meet growing demand, or are you just focused on the US?

Lionel:

Sure. Actually I'll bring back our partnership with BorgWarner to the forefront. So yes, my team and I are really focused on the North American market, especially with commercial vehicles first and foremost. Look, our industry agnostic portfolio also allows us to branch out into agriculture, mining, aviation, et cetera. We're leveraging our partnership with BorgWarner, which they have an equity stake in Romeo Power parent. And then we also stood up our 60/40 joint venture, where BWA owns 60%, we're leveraging that partnership to make inroads into the European and Asian markets. And as part of that, again, we have access not only to the existent facilities of BorgWarner in North America, but also the same stands throughout Europe and Asia. That's part of our global expansion plan.

Howard Lindzon:

Very cool. And so how did you learn about SPACs? Because obviously you went down this path, so what was it about this idea of going public that got you- Because it's hard. Now you're running a business and a public company, and it's two things. You've got your stock, you got your employees watching the stock because you'll see them on StockTwits and Twitter and Reddit, whatever, and their mood can get affected by the stock price, right. And you have the company to run. So as a young company, how come SPAC?

Lionel:

So the way I learned about it is, first of all, we were laughing about this, Howard. We found some notes from about two and a half years ago, almost to the day we planed to go IPO. But as we were discussing these plans and SPACs came about, easy access to capital, you could use projections in order to build evaluation, and make sure educate the masses about your story. So we started going along in that process and digging in and learning more. That's how we learned about it.

Lionel:

But honestly, one of the big reasons, and Rob and I talk about this all the time, is Bob and his team. After understanding the positives of a SPAC, we quickly turned to saying, "Hey, we need to make sure that we have a great partner in this." So they have to bring a strategic mindset. They have to be in for the long haul. They have to be in and be adders to what we're trying to do as an organization, and quite frankly have the same ethos.

Lionel:

Once we decided upon the SPAC, it was really about going forward with RNG because of what Bob and his team are bringing to the table.

Howard Lindzon:

And so, Bob, if you're still there and haven't hung up.

Bob Mancini:

I'm here, Howard.

Howard Lindzon:

Bob Mancini's back. Bob, what is the role of a CEO of the SPAC? Because Lionel's running the show. What's your role now that you, I think the deal closes at the end of the month, let's say. So what is the role leading into this now that you've announced but you still have to close, and then what's Bob's role after?

Bob Mancini:

Yeah, that's a great question. Look, my role primarily, and my partner's roles, is to partner with Lionel and his team to really figure out how to position the company to be a great success as a public company. And to prepare them for their debut in the public market we had to make sure that they understood the importance of putting out projections that were realistic and that could be met, or more importantly could be beaten. We worked hard to put together a set of projections that were realistic, and that the management knew and had the confidence that they could meet or exceed. And I think that's the path that we're on.

Bob Mancini:

And so my role now as we transition the company, is going to be the chairman of the board of the company, together with one of my partners, Phil [Kassin 00:05:09], he'll be on the board. And we've basically professionalized the entire board. We've got Susan Brennan who is at Bloom Energy at the moment. She was also instrumental in launching the Leaf electric car for Nissan years ago. Tim Stewart, the COO of Republic Services, second largest waste company in the United States, a 16,000-truck fleet. These are the kind of people. Plus Brady Ericson, who's a senior executive at BorgWarner. These are the types of people who are going to be on the board alongside of Lionel and Loren Webb, the CFO. We're going to basically surround them with all the support we can give them as they bring the company public.

Howard Lindzon:

It's pretty exciting that this touches all three points. In 2019, December, if you said, "Howard, Tesla's going to be seventh biggest company in the world," maybe I'd say okay. But if you had told me a combination of SPACs, battery companies, China, all this stuff going on, with Biden winning, and the amount of medical distress, this year has surprised on so many levels. And so how do you, dealing with that Lionel, with the remote team? Because this is a high tech company and you've got to produce. It's not like it's just software. So how did March affect the day-to-day of Romeo?

Lionel:

Sure. The day-to-day, what we did is we transition, any of our technical roles that can be done remotely are being done remotely. As you can hear throughout our time together today, we're a very creative company. Our culture is rooted in innovation. So we transitioned that rather quickly.

Lionel:

But like I said before, we're not here saying our plan, Howard. We are delivering to our customers on a weekly basis. So, we kept the manufacturing rocking and rolling. Today's the day we're running all of our shift, producing every day. We have cleaning protocols, everybody's doing the temperature checks several times throughout the day, additional cleaning steps. So that's how it's really affected, that we transitioned our engineering core to remote, while keeping the production with a skeleton support crew going at the facility. And that's how we've been running, and we've been successful thus far.

Lionel:

On the business side, Howard, honestly, things accelerated. It's several factors, whether it's our customers already had plans, or the big drive to acceleration of e-commerce, everybody's shopping at home. So we will literally get in calls and our customers are saying, "Hey, we know we planned X amount of vehicles, but we need you to give us a little bit more packs because we're building more." So business actually accelerated during this time, which was a pleasant surprise for us.

Howard Lindzon:

Unbelievable. So where's the biggest innovation coming in the next years that nobody sees? Is it just more about range or is it more about s- What has to happen next?

Lionel:

Sure. And it's the most boring part of everything we'll talk about. In our core industry, which is, like we said, focused on commercial vehicles, we talk to these till we're blue in the face for about three things: return on investment, uptime, profit per mile. So what needs to happen is we're going to continue executing aggressively on the 20 plus year technology roadmap that we have. The metric there is innovation per unit time, Howard, so the velocity of innovation that comes out. And we got to keep pushing the boundaries on safety, reliability, miniaturization, energy density. That's what has to happen. I have to keep being at the forefront of innovation. And that translates into more range. We got to take away this range anxiety that still exists, especially in the commercial vehicle sector.

Lionel:

Also, continue pushing our fast charging capabilities out. So we're doing the fast charge. We're charging as fast as 30 minutes, and we have a roadmap that will get us down to 50 minutes for large batteries in the commercial vehicle industry. We're doing that so we could reduce the amount of billions that are necessary to stand up the charging infrastructure. So that's twofold, keep pushing the boundaries on the range and performance of the vehicle, while standing up and efficient charging infrastructure that's based upon market lead and product that we're putting on road at Romeo Power.

Howard Lindzon:

And so what could go wrong?

Lionel:

What could go wrong. I'll go back to what I said, innovation per unit of time. So Howard, I am driving as a CEO of our company what is winning, what's responsible for this 544 million in backlog and counting. This world-class team that we have, but quite frankly, is a technology. So my thing is, there may be somebody in a garage somewhere that's working on something as radical or more radical-

PART 3 OF 4 ENDS [00:30:04]

Lionel:

... somewhere that's working on something as radical or more radical than us, that can't happen. If it does, I might look to buy them, but that's who I'm looking out for. So what could go wrong? There's a slight chance that somebody could be more innovative than us, and I'm not having that, quite frankly. So, we're focused there.

Lionel:

In the other pillars of the business, Howard, because you're so successful in everything that you're doing, I'm confident in the partnerships that we have. So when you look at operational excellence, for example, we're a partner with BorgWarner. Their expertise bread and butter is global manufacturing. So, we've been partnered with them a long time on optimizing our manufacturing system, increasing operational equipment efficiency, quite frankly, reducing the probability of production hell.

Lionel:

And then from a quality revenue standpoint, once we keep those two pillars, innovation at the forefront, operational excellence, I'm highly confident that we will continue to translate more and more deals as the years go on. So, that's what I'm focused on.

Howard Lindzon:

And so, what question, if I ... What have I missed about Romeo?

Lionel:

You haven't missed it, but I'll reiterate. We're not some Tier 2, Tier 3, Tier 4 battery company. We're a electrification enabler with a nucleus of electrification, right? So, what we're doing, is enabling the performance requirements and the needs all the way up in the fleet management level. We have an industry-agnostic portfolio, which means that we're quietly seeding and winning in the adjacent markets. So look, investing in Romeo is like ... I took this from Bob, so I've got to give him credit. It's like, investing in us is like an electrification ETF, okay? Because you have exposure to the entire vertical. We're not beholden to any one company whatsoever. So, anybody you're excited about is literally our addressable market, Howard. So, either we're already in them or we have a high likelihood of being in them. I'll just give you just couple more if you will. So, that's the biggest thing I want you to understand.

Lionel:

The second thing is our fleet management partnership, Howard. When we say Nvidia Inside, Intel Inside, that's what you're experiencing with Romeo. We have our fleet managers mandating that Romeo Power technology is inside, no matter the OEM. So, that's a game changer, okay? And the numbers that we're guiding to, you don't have any of the adjacent industries' numbers from there that we're working on. You don't have any of the upside from our joint venture in Europe and throughout Asia. So, you have a conservative plan that's in front of you right now, so there's a lot of upside.

Lionel:

And the last thing is, we have a battery recycling business that's going to be extremely exciting. The net profit sharing partnership that we have with Heritage Environmental. I mean, come on, you could invest in us, in Romeo now, or you can try and talk to JB at Redwood Materials, or Northvolt in Europe, but those guys are private. You have the opportunity to invest in Romeo, and have exposure to all the verticals, have part in a high-growth business, and really be poised to take part in the rise of electrification, as we're the center of it.

Howard Lindzon:

All right. Well, I mean, you guys killed it. Bob, anything I'm missing about the ...

Bob Mancini:

I just want to reiterate two things. One of the biggest challenges in the battery space has been the recycling of batteries.

Howard Lindzon:

Okay. Yeah.

Bob Mancini:

And as Lionel just said, they've got a joint venture partnership with Heritage Environmental to recycle the batteries that their customers use. That's number one. The second thing I would say is, this is a huge market opportunity. The commercial electric vehicle market is going to be electrified. It's not a question of if, it's a question of when. And I think, as Lionel said, investing in Romeo, you get exposure across the entire electrification space.

Howard Lindzon:

Now, is it best, like in a fab world, the semiconductor world, where Romeo is a licensee, or do you have to make everything? Is there a world where Romeo just takes a piece of everything that's made, and that's an easier business, or no?

Lionel:

No. Production, Howard, is a core competency. The machine that builds the machine is extremely important. So, we've got to build it, we will. And we've got to ship it.

Howard Lindzon:

All right. As a geek, Lionel, if you could drive one person around for the day, who would it be?

Lionel:

Wow. As a geek?

Howard Lindzon:

Oh, it's anybody.

Lionel:

Man.

Howard Lindzon:

You could drive somebody around. And not Knut or me, and fascinating as we are.

Lionel:

That would be Barack Obama.

Howard Lindzon:

Okay, cool. That's a good answer. And not Elon Musk? Have you met Elon?

Lionel:

 Yeah. I met Elon. One thing about him is, he's very high-touch. So he meets everybody. He sits in some meetings. And he's very, very high-touch. So, yes.

Howard Lindzon:

And has he ever threatened you on Twitter?

Lionel:

Never.

Howard Lindzon:

Yet. Okay. You guys did great. I mean, I'm learning something, part of this thing is, I can't believe I bought a Tesla. I was a BMW guy. Hey, do you guys own Teslas or no?

Lionel:

I'm getting a Tesla.

Howard Lindzon:

You're getting a Tesla.

Lionel:

Yes.

Howard Lindzon:

Well, you're at a battery company, so you shouldn't be able to afford one yet. So good point. You haven't sold your ... Have you sold your SpaceX stock, or you're holding it?

Lionel:

Holding.

Howard Lindzon:

Okay, good. I think that's smart. And so, you're going to buy a Tesla. And Bob, what about you?

Bob Mancini:

I haven't bought a Tesla yet. I'm actually looking at another electric vehicle competitor, but I can't tell you which one.

Howard Lindzon:

Okay. So, this was fun. Thanks for coming on, guys. I know you guys are busy, but the community will appreciate it. And we'll get you back on the show to update people on the company, the SoCo Romeo.

Bob Mancini:

Thanks, Howard.

Lionel:

Awesome. Thank you so much.

Howard Lindzon:

All right, gentlemen. Talk to you.

Bob Mancini:

Bye-bye.

Howard Lindzon:

Bye.

Lionel:

Bye.

Howard Lindzon:

K-Nut, do you geek out on this stuff?

Knut Jensen:

Oh, I love this stuff.

Howard Lindzon:

This is you. This is you. You're a car guy. But you would never buy a Tesla.

Knut Jensen:

Oh, yeah.

Howard Lindzon:

You love your Audi, all juiced-up.

Knut Jensen:

But you know what I'm going to do?

Howard Lindzon:

What are you going to do, [crosstalk 00:35:50]?

Knut Jensen:

My boat in the future will have four electric motors. I can ....

Howard Lindzon:

You don't mind the quiet, and the burning gas in the boat, you don't need that.

Knut Jensen:

In a boat, you don't need the sound. In a car, a little different.

Howard Lindzon:

You're right. That putt-putt-putt sound. Good point.

Knut Jensen:

All you can hear are the seagulls.

Howard Lindzon:

So, you think it will be boats?

Knut Jensen:

Oh, yes. Oh, yes.

Howard Lindzon:

That's a huge market. Because rich people have boats, so they'll upgrade right away.

Knut Jensen:

Right.

Howard Lindzon:

But I wonder about the wake for skiing and stuff. It'll produce no wake, though. But that's a good thing for everything other than skiing.

Knut Jensen:

Those kinds of speeds, you use up your electricity pretty fast. But when you have something that's going chugging along at a normal speed, it's great for that.

Howard Lindzon:

Jesus. This world. This is a pretty interesting little company.

Knut Jensen:

It's amazing.

Howard Lindzon:

I wouldn't even have heard of it if it wasn't for my friend. And I just couldn't believe how fast this deal got put together. But Lionel sounds like a smart dude.

Knut Jensen:

Absolutely.

Howard Lindzon:

All right, everybody, you are listening to Howard Lindzon, and K-Nut, Knut Jensen, the handsomest podcaster in America. Not me, Knut. And this is Panic with Friends. We seem to be well past a panic. When the people panic right now, are people that don't own stocks in electric vehicles, but it will be back. Unfortunately, panic will be back. And we will be here to try and help you not panic. And in the meantime, we're quite proud of bringing on a lot of smart people twice a week, Knut and I, to talk about how to make money.

Howard Lindzon:

You know, it's quite as simple as that. I don't know. Is there anything more important than that, I guess? Your health, your money. And a little blue pill for guys our age. And if your pee flow is good. And how'd you sleep? And you have an ingrown nose hair. Things like that. So, those are the things that I have been panicking about lately.

Knut Jensen:

[crosstalk 00:37:36] that you are panicked about, yes.

Howard Lindzon:

Yeah, because luckily my stocks are going up. So, twice a week, go to Apple, go to Spotify, go to Google, go to your favorite podcast app, search our name, Howard Lindzon, search Panic with Friends. Stocktwits is where you find me. I have a free blog, HowardLindzon.com. But you just go subscribe, you'll get an alert when we do our podcast twice a week, with founders like Lionel, and entrepreneurs, and Bob Mancini, a financier at [SPACS 00:08:00]. And we talk to traders, investors, entrepreneurs, venture capitalists, and hope you guys enjoyed it. We'll see you soon.

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